UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 29, 2022

TEREX CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10702	34-1531521
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

45 Glover Avenue	Norwalk	Connecticut	06850
(Address of Principal Executive Offices)			(Zip Code)

Registrant's telephone number, including area code (203) 222-7170

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	TEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01. Entry Into a Material Definitive Agreement.

Amendment to Guarantee and Collateral Agreement

On December 29, 2022, Terex Corporation (“Terex” or the “Company”) and certain of its subsidiaries entered into an Amendment (“Amendment”) to the Guarantee and Collateral Agreement as of January 31, 2017 (as amended, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”), with the lenders and issuing banks party thereto and Credit Suisse AG, Cayman Islands Branch, as administrative agent and collateral agent (“CSAG”).

The principal changes contained in the Amendment are:

•Enabling Terex Global GmbH (“TGG”) to enter into hedging derivatives with external counterparties, including, but not limited to, foreign exchange and steel hedges.
•The inclusion of Terex subsidiary entities’ cash management services provided by lending banks to be secured under the Guarantee and Collateral Agreement.

CSAG or its affiliates, and certain lenders, or their affiliates, are party to other agreements with the Company and its subsidiaries, including the provision of commercial banking, investment banking, trustee and/or other financial services in the ordinary course of business of the Company and its subsidiaries.

The foregoing summary is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto and incorporated by reference herein as Exhibit 10.1 to this Current Report on Form 8-K.

Item 8.01. Other Events.

Term Loan Repayment

In December 2022, Terex voluntarily prepaid the remaining $55,000,000.00 of Term Loans pursuant to that certain Amended and Restated Credit Agreement dated as of April 1, 2021, among Terex, certain of its subsidiaries, the lenders and issuing banks named therein, and CSAG, as administrative agent and as collateral agent.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No	Description
10.1
Amendment dated as of December 29, 2022, relating to the Guarantee and Collateral Agreement dated as of January 31, 2017, among Terex Corporation, certain of its subsidiaries, the Lenders and Issuing Banks named therein and Credit Suisse AG, Cayman Islands Branch, as Administrative Agent and Collateral Agent.

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 30, 2022

TEREX CORPORATION

By: /s/Julie Beck
Julie Beck
Senior Vice President and
Chief Financial Officer